UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2008

Marathon Oil Corporation
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 San Felipe Road, Houston, Texas		77056

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2008, the Board of Directors of Marathon Oil Corporation (the “Corporation”) appointed Gregory H. Boyce to serve on the following three committees: (1) the Compensation Committee; (2) the Public Policy Committee; and (3) the Audit and Finance Committee. The Board has determined that Mr. Boyce is an independent director under the rules of the New York Stock Exchange and the Corporation’s Corporate Governance Principles. In addition, there were no transactions between Mr. Boyce and the Corporation since the beginning of the Corporation’s last fiscal year or any currently proposed transaction, or series of transactions, in which the amount involved exceeds $120,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

May 2, 2008	By:	Michael K. Stewart

Name: Michael K. Stewart
Title: Vice President, Accounting and Controller